DELAWARE POOLED® TRUST

Delaware REIT Fund (the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses dated February 28, 2019

On May 22, 2019, the Board of Trustees of the Fund voted to approve a change to the Fund’s investment objectives and 80% policy to take effect on or about July 22, 2019.

In connection therewith, effective on or about July 22, 2019, the following will replace the information in the section of the Fund’s Prospectus entitled “Fund summary – What are the Fund’s investment objectives?”:

The Fund seeks total return, which is targeted to be in excess of inflation, through growth of capital and current income.

Also effective on or about July 22, 2019, the following will replace the first paragraph of the section of the Fund’s Prospectus entitled “Fund summary – What are the Fund’s principal investment strategies?”:

The Fund seeks to achieve its investment objectives by investing in listed real assets securities, which includes the following categories:

•	Real Estate Securities (such as Real estate investment trusts (REITs), Real estate operating companies (REOCs), mortgage backed securities);
•	Infrastructure Securities (including Master limited partnerships (MLPs));
•	Natural Resources Securities; and
•	Inflation-Linked Securities (collectively, “Real Assets Securities”).

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Real Assets Securities (80% policy).

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated May 23, 2019.